                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 24, 2006
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         000-50954               98-0346908
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(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)         Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv     61580 Israel
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     (Address of principal executive offices)                       (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 24, 2006, Raviv Zoller, the President and Chief Executive
Officer of Ness Technologies, Inc. (the "Company"), gave an oral notice of his intention to resign from such positions with the Company, effective in March
2007, after the filing of the Company's annual report on Form 10-K. The Company has identified his replacement, Mr. Issachar S. Gerlitz, whom the Company announced will join its executive management team no later than January 10,
2007.

         Mr. Gerlitz, age 53, is the acting chairman of Mobixell Networks, Inc., which is privately-owned, and the Chairman of the Board of Trustees of the
Israel Mobile Association. Mr. Gerlitz was a partner in Apax Partners from
February 2001 until June 2006, focusing on leveraged transactions and technology investments. At various times during this period, Mr. Gerlitz was also on the board of directors of Bezeq The Israel Telecommunication Corp. Ltd. (TASE:BEZQ),
and several privately-owned technology companies.

         There are no family relationships between Mr. Gerlitz and other officers and/or directors of the Company, as described in Item 401(d) of
Regulation S-K, and no related-party transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

         The terms of a compensatory agreement with Mr. Gerlitz and a severance agreement with Mr. Zoller have not been determined yet. The Company will file an amendment to this Form 8-K when such information will be available.

         On December 26, 2006, the Company issued a press release disclosing these events, a copy of which is being filed as an exhibit to this Form 8-K.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         Exhibit No.      Exhibits
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           99.1           Press Release dated December 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NESS TECHNOLOGIES, INC.

Dated: December 29, 2006                   By: /s/ Ilan Rotem
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                                           Name: Ilan Rotem
                                           Title: Secretary and General Counsel